Exhibit 99.2

MedTech Subsidiaries
Unaudited Combined Financial Statements
September 30, 2014

INDEX TO COMBINED FINANCIAL STATEMENTS

Independent Auditors’ Report	1
Combined Balance Sheet	2
Combined Statement of Operations	3
Combined Statement of Changes in Equity and Comprehensive Loss	4
Combined Statement of Cash Flows	5
Notes to Financial Statements	6

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors
MedTech Subsidiaries

Report on the Financial Statements

We have audited the accompanying combined financial statements of OrthoPhoenix, LLC, TLIF, LLC and MedTech Development Deutschland GmbH (collectively “MedTech Subsidiaries”), which comprise the combined balance sheet as of December 31, 2013, and the related combined statements of operations, changes in equity and comprehensive loss, and cash flows for the year then ended and related notes to the combined financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these combined financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these combined financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosure in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of the accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of MedTech Subsidiaries as of December 31, 2013, and the results of their combined operations and their combined cash flows, for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 1 to the combined financial statements, on October 10, 2014, MedTech Development, LLC, the parent entity of MedTech Subsidiaries, entered into an Interest Sale Agreement to sell the MedTech Subsidiaries to Marathon Patent Group, Inc.

SQUAR, MILNER, PETERSON, MIRANDA & WILLIAMSON, LLP

Newport Beach, California
December 19, 2014

MEDTECH SUBSIDIARIES
COMBINED BALANCE SHEET
December 31, 2013

ASSETS

Current Assets
Cash	$327,745

Patents, net	9,900,056

Total assets	$10,227,801

LIABILITIES AND EQUITY (ACCUMULATED DEFICIT)

Current Liabilities
Accounts payable and accrued expenses	$58,172
Note payable	6,000,000
Total current liabilities	6,058,172

Note Payable, net of current portion	4,682,192

Commitments and Contingencies (Note 5)	–

Equity (Accumulated Deficit)	(512,563)

Total liabilities and equity	$10,227,801

Page 3	The accompanying notes are an integral part of these financial statements.

MEDTECH SUBSIDIARIES
COMBINED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013

REVENUES	$337,355

OPERATING COSTS AND EXPENSES
Contingent fees	385,899
Litigation and licensing expenses	101,689
Amortization of patents	2,099,944
Other	1,093
Total operating costs and expenses	2,588,625

LOSS FROM OPERATIONS	(2,251,270)

OTHER EXPENSE
Interest expense	(682,192)
Other	(3,735)

NET LOSS	$(2,937,197)

Page 4	The accompanying notes are an integral part of these financial statements.

MEDTECH SUBSIDIARIES
COMBINED STATEMENTS OF CHANGES IN EQUITY AND COMPREHENSIVE LOSS
For the Year Ended December 31, 2013

COMBINED STATEMENT OF CHANGES IN EQUITY

Equity – January 1, 2013	$–

Net Contributions from Parent	2,456,713

Accumulated Other Comprehensive Loss	(32,079)

Net Loss	(2,937,197)

Equity (Accumulated Deficit) – December 31, 2013	$(512,563)

COMBINED STATEMENT OF COMPREHENSIVE LOSS

Net Loss	$(2,937,197)

Foreign Currency Translation Loss	(32,079)

Total Comprehensive Loss	$(2,969,276)

Page 5	The accompanying notes are an integral part of these financial statements.

MEDTECH SUBSIDIARIES
COMBINED STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2013

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(2,937,197)
Adjustments to reconcile net loss to cash used in operating activities:
Depreciation and amortization	2,099,944
Changes in operating assets and liabilities:
Accounts payable and accrued expenses	58,172
Accrued interest	682,192
Net cash used in operating activities	(96,889)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payment on debt	(2,000,000)
Net contribution from parent	2,456,713
Net cash provided by financing activities	456,713

EFFECT OF FOREIGN CURRENCY EXCHANGE RATE CHANGES ON CASH	(32,079)

NET DECREASE IN CASH	327,745

CASH – January 1, 2013	–

CASH – December 31, 2013	$327,745

NONCASH INVESTING AND FINANCING TRANSACTIONS
Patents acquired with Note Payable	$12,500,000

Page 6	The accompanying notes are an integral part of these financial statements.

MEDTECH SUBSIDIARIES
NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 2013

1.      NATURE OF BUSINESS AND ORGANIZATION

Orthophoenix, LLC (“Orthophoenix”), a Delaware company, TLIF, LLC (“TLIF”), a Texas company, and MedTech Development Deutschland GmbH (“MedTech GmbH”), a German company, (collectively “MedTech Subsidiaries” or the “Company”) were formed in 2013 for the purpose of acquiring patents and patent rights and to monetize the value of those assets to generate revenue and profit. Generally, the patents acquired are characterized by having large identifiable companies who are or have been using technology that infringes those patent rights. Portfolio of patents are generally monetized by initiating enforcement activities against infringing parties with the objective of entering into a standard form of comprehensive settlement and license agreement that may include the granting of non-exclusive retroactive and future rights to use the patented technology, a covenant not to sue, a release of the party from certain claims, the dismissal of any pending litigation and other terms that are appropriate in the circumstances. As of December 31, 2013, the Company owned 162 patents or patents pending (Note 3).

On October 10, 2014, MedTech Development, LLC, the parent entity of MedTech Subsidiaries (“MedTech Parent”), entered into an Interest Sale Agreement to sell the MedTech Subsidiaries to Marathon Patent Group, Inc. (“Marathon”) for an aggregate purchase price of $10.0 million, of which $1.0 million was paid in cash upon closing and $9.0 million was paid in the form of a promissory note payable over nine months. MedTech Parent is also entitled to certain possible future cash payments. Marathon also assumed the balance of the note payable in connection with the Company’s acquisition of patents in 2013 (Note 3).

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The summary of significant accounting policies presented below is designed to assist in understanding the financial statements. Such financial statements and accompanying notes are the representations of management, who is responsible for their integrity and objectivity. Management believes that these accounting policies conform to accounting principles generally accepted in the United States of America (“GAAP”) in all material respects, and have been consistently applied in preparing the accompanying financial statements.

Ownership by MedTech Parent

The Company does not have any employees. All general management and supervision of the business affairs of the Company are performed by MedTech Parent. Consequently, future results of operations for the Company will include costs and expenses that may be materially different than historical results of operations, financial position, and cash flows. Accordingly, the financial statements for these periods may not be indicative of the Company’s future results of operations, financial position, and cash flows.

MEDTECH SUBSIDIARIES
NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 2013

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported revenues and expenses during the reporting periods.

On an ongoing basis, management evaluates its estimates, including those related to the estimated useful lives of long-lived assets and the recognition and disclosure of contingent liabilities. These estimates is based on historical data and experience, as well as various other factors that management believes to be reasonable, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Actual results may differ from those estimates under different assumptions or circumstances.

Patents

Patents include the cost of patents or patent rights (hereinafter, collectively “patents”), acquired from third-parties and are recorded based on the cost to acquire them. The costs of these assets are amortized over their remaining useful lives usually ranging between one and twenty years on a straight-line basis. Useful lives of intangible assets are periodically evaluated for reasonableness and the assets are tested for impairment whenever events or changes in circumstances indicate that the carrying amount may no longer be recoverable.

Impairment of Long-Lived Assets

Management evaluates the recoverability of long-lived assets with finite lives, by assessing potential impairment when there is evidence that events or changes in circumstances indicate that the carrying amount of an asset may not be recovered. Management continually monitors events and changes in circumstances that could indicate that the carrying amounts of long-lived assets may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated future net undiscounted cash flows expected to be generated by the asset. When necessary, impaired assets are written down to their estimated fair value based on the best information available. Estimated fair value is generally based on either appraised value or measured by discounting estimated future cash flows. Considerable management judgment is necessary to estimate discounted future cash flows. Accordingly, actual results could vary significantly from such estimates. Impairment losses are recognized when the sum of expected undiscounted future cash flows is less than the carrying amount of the asset. No impairment losses were recorded during the year ended December 31, 2013.

MEDTECH SUBSIDIARIES
NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 2013

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenue Recognition

The Company recognizes revenue in accordance with ASC Topic 605, Revenue Recognition. Revenue is recognized when (i) persuasive evidence of an arrangement exists, (ii) all obligations have been substantially performed, (iii) amounts are fixed or determinable and (iv) collectability of amounts is reasonably assured.

In general, revenue arrangements provide for the payment of contractually determined fees in consideration for the grant of certain intellectual property rights for patented technologies. These rights typically include some combination of the following: (i) the grant of a non-exclusive, retroactive and future license to manufacture and/or sell products covered by patented technologies, (ii) a covenant-not-to-sue, (iii) the release of the licensee from certain claims, and (iv) the dismissal of any pending litigation. The intellectual property rights granted may be perpetual in nature, extending until the expiration of the related patents, or can be granted for a defined, relatively short period of time, with the licensee possessing the right to renew the agreement at the end of each contractual term for an additional minimum upfront payment. Pursuant to the terms of these agreements, there is no further obligation with respect to the grant of the nonexclusive retroactive and future licenses, covenants-not-to-sue, releases, and other deliverables, maintain or upgrade the technology, or provide future support or services. Generally, the agreements provide for the grant of the licenses, covenants-not-to-sue, releases, and other significant deliverables upon execution of the agreement, or upon receipt of the minimum upfront payment for term agreement renewals. As such, the earnings process is complete and revenue is recognized upon the execution of the agreement, when collectability is reasonably assured, or upon receipt of the minimum upfront fees, and when all other revenue recognition criteria have been met.

Amounts related to revenue arrangements that do not meet the revenue recognition criteria described above are deferred until the revenue recognition criteria are met.

Operating Costs and Expenses

Operating costs and expenses include the costs and expenses incurred in connection with the patent licensing and enforcement activities and other patent-related legal expenses including, licensing and enforcement related research, consulting and other expenses paid to third-parties and the amortization of patent-related acquisition costs.

Contingent legal fees are expensed in the statement of operations as contingent fees in the period that the related revenues are recognized. In instances where there are no recoveries from potential infringers, no contingent legal fees are paid; however, the Company may be liable for certain out of pocket legal costs incurred pursuant to the underlying legal services agreement. Legal fees advanced by contingent law firms that are required to be paid in the event that no license recoveries are obtained are expensed as incurred and included in liabilities in the balance sheet.

MEDTECH SUBSIDIARIES
NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 2013

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes

Orthophoenix and TLIF have been established as limited liability companies in the United States. As such, all income or losses of the entity and income tax consequences related thereto are passed through its member. Accordingly, Orthophoenix and TLIF do not record any provision for income taxes or deferred income taxes in its financial statements.

MedTech GmbH is subject to taxation in Germany. As such, MedTech GmbH accounts for income taxes using the liability method in accordance with the Income Taxes Topic of the ASC. Deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. A valuation allowance is provided for significant deferred tax assets when it is more likely than not that such assets will not be recovered.

As of December 31, 2013, management believes the Company did not have any uncertain tax positions and, accordingly, there is no accrual for any liability for unrecognized tax benefits. Furthermore, there were no adjustments to the liability or lapse of any statutes of limitation or settlements with taxing authorities.

Foreign Currency Translation

Assets and liabilities recorded in functional currencies other than the U.S. dollar (Euros for the MedTech GmbH) are translated into U.S. dollars at the period-end rate of exchange. Revenue and expenses are translated at the weighted-average exchange rates for the year ended December 31, 2013. The resulting translation adjustments are charged or credited directly to accumulated other comprehensive loss.

Subsequent Events

In connection with the preparation of the accompanying financial statements, management evaluated subsequent events through December 19, 2014, which is the date the financial statements were available to be issued. No events or transactions were identified during this period that required recognition or disclosure in the accompanying financial statements.

MEDTECH SUBSIDIARIES
NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 2013

3.      PATENTS

In April 2013, the Company acquired its entire patent portfolio from Medtronic, Inc. for $12,500,000 in exchange for a note payable, with principal payments of $1,500,000 due quarterly until July 2015 and interest accrued at a rate of 8% per annum. The Company may also be liable to pay additional amounts based on settlement amounts relating to such patents.

At December 31, 2013, accumulated amortization relating to the patents was approximately $2,100,000 and the weighted average remaining amortization period was 4.7 years. Expected future amortization expense was approximately $2,100,000 for the years ending December 31, 2014, 2015, 2016, and 2017 and $1,500,000 for the year ending December 31, 2018.

At December 31, 2013, approximately $680,000 of accrued interest was included in the note payable amount on the combined financial statements.

4.      COMMITMENTS AND CONTINGENCIES

Strategic Advisory Services Agreement

In March 2013, the Company entered into a development advisory services agreement (“Agreement”) with IP Navigation Group, LLC (“IPNav”). As part of the Agreement, IPNav would provide services relating to the acquisition, sale, licensing, enforcement and settlement of intellectual property matters in exchange for a portion of the net consideration, as defined. During the year ended December 31, 2013, the Company incurred approximately $67,000 in fees relating to the IPNav agreement.

Other Agreements

From time to time, the Company may enter into arrangements with external third parties to provide litigation, licensing and enforcement related research, consulting and other services. Fees for such arrangements may very between fixed fee, hourly or on a contingent fee basis.

Litigation Matters

In the normal course of business, the Company may be engaged in several litigation matters and disputes related to intellectual property matters. The resolution of such matters either through litigation, settlement or through other means have a pervasive effect on the overall business.

Currently, no material legal proceedings or claims are pending, and in the opinion of our management, could reasonably be expected to have a material adverse effect on the business or financial condition.